             =====================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               FORM 8-K EQUIVALENT

                                 CURRENT REPORT

        Date of Report (Date of Earliest Event Reported): August 23, 2005

                              BIRDS EYE FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

              Delaware                                                                  16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)


    90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
    --------------------------------------------------          -----------
         (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


    o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8 Percent
                     Senior Subordinated Notes Due 2008.


             =====================================================

Item 2.06 Material Impairments.

On August 23, 2005, Birds Eye Foods, Inc. ("Birds Eye Foods") entered into and completed the transactions under a Stock Purchase Agreement (the "Sale Agreement") with Congelados Don Jose, S.P.R. de R.L. ("CDJ") pursuant to which CDJ acquired a manufacturing facility in Celaya, Mexico utilized by Birds Eye Foods for the production of various frozen vegetables. The transactions included the sale of the stock of Birds Eye de Mexico, S.A. de C.V. ("BEMSA"), a wholly owned subsidiary of Birds Eye Foods and BEMSA Holding, Inc., and all of the equipment of Birds Eye Foods located at the BEMSA facility in Celaya, Mexico. As a result of the transactions, a determination was made that Birds Eye Foods was required to recognize an impairment charge of approximately $1.6 million (after-tax). Approximately $200,000 of the impairment charge will result in future cash expenditures. The transactions did not impact products carrying the Birds Eye brand name or any other brand names of the Company.

As of June 25, 2005, Birds Eye Foods designated BEMSA and all of the equipment located at the Celaya, Mexico plant as held-for-sale assets and adjusted the net asset value to fair value less the estimated costs to sell. As a result, Birds Eye Foods will recognize the approximate $1.6 million (after-tax) impairment charge in Birds Eye Foods' results for the quarter ended June 25, 2005.

Item 9.01 Financial Statements and Exhibits.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. issued August 25, 2005 announcing the sale of Mexican facility.

                                   SIGNATURES

         The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BIRDS EYE FOODS, INC.



Date:  August 25, 2005               By:   /s/ Earl L. Powers
       --------------------------          ------------------------------------
                                           Earl L. Powers,
                                           Executive Vice President and
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit No.                           Description
----------                            -----------
99.1         Press release of Birds Eye Foods, Inc. issued August 25, 2005 announcing the sale of Mexican facility.